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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                 July 29, 1997

                           ON Technology Corporation
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            (Exact name of registrant as specified in its charter)


         Delaware                      0-26376              04-3162846
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(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)       Identification No.)


One Cambridge Center, Cambridge, MA                                02142
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:        (617) 374-1400
                                                      ------------------------

                                Not Applicable
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            (Former name or address, if changed since last report)



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                           ON TECHNOLOGY CORPORATION
                        ===============================

Item 5.                 Other Events
==========              ===================

                        (a) Attached hereto is a copy of the Registrant's press release relating to the Registrant's reorganization and restructuring of its operations.


                                   SIGNATURE
                                ===============

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ON TECHNOLOGY CORPORATION


                                By:  /s/ Christopher A. Risley
                                     -------------------------------------
                                     Christopher A. Risley
                                     President and Chief Executive Officer

Dated: August 5, 1997



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                                 EXHIBIT INDEX
                             ====================



(a) Copy of the Registrant's press release relating to the Registrant's reorganization and restructuring of its operations.